TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
TRADE AND OTHER RECEIVABLES	TRADE AND OTHER RECEIVABLES

	At December 31,
	2022	2021
	(In thousands of US$)
Accounts Receivable	10,563	10,853
Notes Receivable	1,651	1,599
Trade and other receivables	12,214	12,452
Current	10,543	10,527
Non-current	1,671	1,925
Notes receivables are related to loans for construction and development. These loans were granted by the Group to partners who co-operate closely with particular Selina locations.
The net carrying value of trade receivables is considered a reasonable approximation of fair value. All of the Group’s trade and other receivables in the comparative periods have been reviewed for indicators of impairment.
Note 26 includes disclosures relating to the credit risk exposures and analysis relating to the allowance for expected credit losses. Both the current and comparative impairment provisions apply the IFRS 9 expected loss model.